EXPLANATORY NOTE

The Registrant’s definitive consent solicitation statement filed with the Securities and Exchange Commission on October 26, 2009, is hereby amended to address certain comments from the Securities and Exchange Commission regarding the section entitled “Ratification of Stock Option Grants (Proposal 2)” on page 42 and “APPENDIX B - PAST OPTIONS GRANTED” on pages 68 and 69, which have been updated and are set forth below in their entirety with the additional information noted therein.

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Ratification of Stock Option Grants
(Proposal 2)

On October 13, 2009, the Board submitted to and recommended that the Company’s stockholders ratify the Past Option Grants that were granted since April 30, 2007 as set forth on Appendix B hereto. Such Past Option Grants served as an incentive for attracting and retaining qualified and competent employees, officers and directors of the Company. The Board believes the ratification of the Past Option Grants would be in the best interest of the Company in order to continue to administer previously-granted stock options and smoothly transition to the Incentive Plan.

Executive Officers

The following table sets forth the amount of options received by the Company’s President and Chief Executive Officer and the Company’s two other most highly compensated executive officers (collectively, the “Named Executive Officers”).1

Holder	Issue Date	# of Securities Reserved	Exercise Price
Bradley Meier President, Chief Executive Officer and Director	7/12/2007	700,000	$6.50
	5/16/2008	250,000	$3.90
	12/5/2008	500,000	$2.31
James Lynch Executive Vice President and Chief Financial Officer	7/12/2007	35,000	$6.50
	5/16/2008	50,000	$3.90
Sean Downes Senior Vice President, Chief Operating Officer and Director	7/12/2007	700,000	$6.50
	5/16/2008	600,000	$3.90
	12/5/2008	200,000	$2.31
Total Options		3,035,000

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1 The Named Executive Officers constitute all of the Company’s current executives.

Non-Executive Directors

The following table sets forth the amount of options received by the Company’s current directors who are not executive officers.

Holder	Issue Date	# of Securities Reserved	Exercise Price
Joel Wilentz Director	7/12/2007	35,000	$6.50
	5/16/2008	50,000	$3.90
Norman Meier Director	7/12/2007	35,000	$6.50
	5/16/2008	50,000	$3.90
Ozzie Schindler Director	7/12/2007	35,000	$6.50
	5/16/2008	50,000	$3.90
Reed Slogoff Director	7/12/2007	35,000	$6.50
	5/16/2008	50,000	$3.90
Total Options		340,000

All Employees

The following table sets forth the amount of options received by the Company’s current employees, other than the Named Executive Officers.

Holder	Issue Date	# of Securities Reserved	Exercise Price
Berluth Wallace	5/16/2008	20,000	$3.90
Clifford Strang	5/16/2008	20,000	$3.90
Clyde Gillespie	5/16/2008	20,000	$3.90
Don Myers	5/16/2008	20,000	$3.90
Eric Meier	5/16/2008	20,000	$3.90
Eric Meier	10/6/2008	50,000	$2.75
George DeHeer	5/16/2008	20,000	$3.90
George Wilmarth	5/16/2008	20,000	$3.90
Janet Conde	5/16/2008	50,000	$3.90
Joel Wilentz	7/12/2007	35,000	$6.50
Joel Wilentz	5/16/2008	50,000	$3.90
Jon Springer	5/16/2008	50,000	$3.90

Holder	Issue Date	# of Securities Reserved	Exercise Price
Jon Springer	12/5/2008	200,000	$2.31
Matthew Palmieri	5/16/2008	20,000	$3.90
Michael Moran	5/16/2008	20,000	$3.90
Michael Moran	12/5/2008	50,000	$2.31
Ray Rodriguez	5/16/2008	20,000	$3.90
Stephen Donaghy	12/5/2008	50,000	$2.31
Terry Wentroble	5/16/2008	20,000	$3.90
Yelena Chapman	5/16/2008	20,000	$3.90
Total Options		775,000

Tax Consequences for Optionees and the Company

The Past Option Grants are all nonqualified stock options. Accordingly, each optionee who was granted one of the Past Option Grants did not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the optionee recognizes taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally is entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the optionee. Upon disposition of the shares purchased pursuant to the stock option, the optionee recognizes long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the optionee as ordinary income.

APPENDIX B
PAST OPTIONS GRANTED

UNIVERSAL INSURANCE HOLDINGS, INC.
STOCK OPTIONS GRANTS Since April 30, 2007

Holder	Issue Date	Expriation Date	# of Common Stock Shares Reserved	Exercise Price	Market Value as of 10/13/09[2]	Vesting Date	Consideration/ Corporate Purpose
Berluth Wallace	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Bradley Meier	7/12/2007	7/12/2012	700,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued employment
Bradley Meier	5/16/2008	5/16/2013	250,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Bradley Meier	12/5/2008	12/5/2013	500,000	$2.31	$5.06	12/5/2008 (100,000) 6/5/2009 (100,000) 12/5/2009 (100,000) 6/5/2010 (100,000) 12/5/2010 (100,000)	Issued as an incentive to continued employment
Clifford Strang	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Clyde Gillespie	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment

[2] On October 13, 2009, the market price per share of the Common Stock was $5.06 based on the closing price of the Common Stock on the NYSE Alternext on such date.

Don Myers	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Eric Meier	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Eric Meier	10/6/2008	10/6/2013	50,000	$2.75	$5.06	12/6/2009	Issued as an incentive to continued employment
George DeHeer	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
George Wilmarth	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
James Lynch	7/12/2007	7/12/2012	35,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued employment
James Lynch	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Janet Conde	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Joel Wilentz	7/12/2007	7/12/2012	35,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued Board participation
Joel Wilentz	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued Board participation
Jon Springer	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment

Jon Springer	12/5/2008	12/5/2013	200,000	$2.31	$5.06	12/5/08 (50,000) 6/5/2009 (50,000) 12/5/2009 (50,000) 6/5/2010 (50,000)	Issued as an incentive to continued employment
Matthew Palmieri	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Michael Moran	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Michael Moran	12/5/2008	12/5/2013	50,000	$2.31	$5.06	6/5/2009	Issued as an incentive to continued employment
Norman Meier	7/12/2007	7/12/2012	35,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued Board participation
Norman Meier	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued Board participation
Ozzie Schindler	7/12/2007	7/12/2012	35,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued Board participation
Ozzie Schindler	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued Board participation
Ray Rodriguez	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Reed Slogoff	7/12/2007	7/12/2012	35,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued Board participation

Reed Slogoff	5/16/2008	5/16/2013	50,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued Board participation
Sean Downes	7/12/2007	7/12/2012	700,000	$6.50	$5.06	7/12/2008	Issued as an incentive to continued employment
Sean Downes	5/16/2008	5/16/2013	600,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Sean Downes	12/5/2008	12/5/2013	200,000	$2.31	$5.06	12/5/2008 (40,000) 6/5/2009 (40,000) 12/5/2009 (40,000) 6/5/2010 (40,000) 12/5/2010 (40,000)	Issued as an incentive to continued employment
Stephen Donaghy	12/5/2008	12/5/2013	50,000	$2.31	$5.06	6/5/2009	Issued as an incentive to continued employment
Terry Wentroble	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment
Yelena Chapman	5/16/2008	5/16/2013	20,000	$3.90	$5.06	5/16/2009	Issued as an incentive to continued employment